Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2381

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2024-4

Supplement to the Prospectus

As a result of a previously announced spinoff, your Portfolio will receive one share of Sunrise Communications AG for every five shares of Liberty Global, Ltd. (Class C) that it held as of the close of the November 4, 2024 record date. Your Portfolio will continue to hold and purchase shares of both Liberty Global, Ltd. (Class C) and Sunrise Communications AG.

Supplement Dated:   November 13, 2024